Exhibit 10(b) CERTIFICATIONS

Principal Executive Officer
Form N-CSR Certification

I, Stephen M. Miller, certify that:

     1. I have reviewed this report on Form N-CSR of the Dean Family of Funds;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


September 17, 2003

                                                           /s/ Stephen M. Miller
                                                           Stephen M. Miller
                                                           President
                                                           Dean Family of Funds






Principal Financial Officer
Form N-CSR Certification

I, Debra E. Rindler, certify that:

     1. I have reviewed this report on Form N-CSR of the Dean Family of Funds;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 17, 2003

                                                           /s/Debra E. Rindler
                                                           Debra E. Rindler
                                                           Secretary/Treasurer
                                                           Dean Family of Funds